EXHIBIT 99.116

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                                    EXHIBIT 1
                                       TO
                              NORTH VALLEY BANCORP
                            SALARY CONTINUATION PLAN

---------------------------- ------------------------- ------------------------------ ------------------------ --------------------
                                                                                                                Change in Control
 Participating Executives     Years of Service as of    Benefit Formula -e.g., 50%                              Benefit Multiple,
 as of Effective Date (or     Effective Date (or as     of Compensation; or $x over    Vesting Schedule, if     if Different from
 as of Date of Entry Into     of Date of Entry Into       15 years certain, etc.,       Different from Plan       Plan (Section
     Plan, If Later):            Plan, If Later):             (Section 1.1):              (Section 1.25):            2.4.1):
---------------------------- ------------------------- ------------------------------ ------------------------ --------------------
---------------------------- ------------------------- ------------------------------ ------------------------ --------------------
       Sharon Benson               Fully Vested             60% of Compensation            Fully Vested             Per Plan
---------------------------- ------------------------- ------------------------------ ------------------------ --------------------
      Michael Cushman              Fully Vested             60% of Compensation            Fully Vested             Per Plan
---------------------------- ------------------------- ------------------------------ ------------------------ --------------------
       Leo J. Graham          2 Years as of 12/31/05        60% of Compensation              Per Plan               Per Plan
---------------------------- ------------------------- ------------------------------ ------------------------ --------------------
      Gary Litzsinger         Hire Date: 07/26/04 1          $50,000.00 for 15               Per Plan               Per Plan
                                 Year 5 Months of            Years from Age 65
                              Service as of 12/31/05
---------------------------- ------------------------- ------------------------------ ------------------------ --------------------
        Scott Louis            Hire Date: 04/04/05           $25,000.00 for 15               Per Plan               Per Plan
                              8 Months of Service as         Years from Age 65
                                   of 12/31/05
---------------------------- ------------------------- ------------------------------ ------------------------ --------------------
        Roger Nash             Hire Date: 10/17/05           $25,000.00 for 15               8 Years                Per Plan
                              2 Months of Service as         Years from Age 65
                                   of 12/31/05
---------------------------- ------------------------- ------------------------------ ------------------------ --------------------
      Kevin R. Watson          Hire Date: 03/08/06          60% of Compensation              Per Plan               Per Plan
---------------------------- ------------------------- ------------------------------ ------------------------ --------------------
      Eric Woodstrom               Fully Vested             60% of Compensation            Fully Vested             Per Plan
---------------------------- ------------------------- ------------------------------ ------------------------ --------------------
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